KRANESHARES TRUST

Quadratic Deflation ETF

(the “Fund”)

Supplement dated May 9, 2025 to the currently effective Summary Prospectus and Statutory Prospectus (the “Prospectus”), as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and should be read in conjunction with the Prospectus dated August 1, 2024.

Effective immediately, the “Fees and Expenses of the Fund” and “Example” sections of the Fund’s Prospectus are deleted and replaced with the following:

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution and/or Service (12b-1) Fees*	0.00%
Acquired Fund Fees and Expenses	0.03%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	1.03%
*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.